UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2006
AMB PROPERTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-13545	94-3281941

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
     The information required by this Item 1.01 with respect to the Twelfth Amended and Restated Agreement of Limited Partnership of AMB Property, L.P. is incorporated by reference from Item 8.01 of this report.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Articles Supplementary setting forth the terms of the 6.85% Series P Cumulative Redeemable Preferred Stock described below were filed with the State Department of Assessments and Taxation of Maryland on August 24, 2006. The Articles Supplementary are filed as an exhibit to and incorporated by reference into this report.
Item 8.01    Other Events.
     On August 25, 2006, we sold and issued 2,000,000 shares of our 6.85% Series P Cumulative Redeemable Preferred Stock, par value $0.01 per share, in a public offering at a price of $25.00 per share, under our shelf registration statement on Form S-3 (File No. 333-68283), and pursuant to the terms set forth in a prospectus dated December 17, 1998, as supplemented by a preliminary prospectus supplement dated August 17, 2006 and a final prospectus supplement dated August 18, 2006. We executed an underwriting agreement in connection with the transaction on August 18, 2006, which is filed as an exhibit to and incorporated by reference into this report.
     We will pay cumulative dividends on the Series P Cumulative Redeemable Preferred Stock from August 25, 2006 at the rate of 6.85% per annum of the $25.00 liquidation preference per share, which is equivalent to $1.7125 per share per year. Dividends on the Series P Cumulative Redeemable Preferred Stock will be payable quarterly in arrears on the 15th day of each January, April, July and October, or, if such date is not a business day, on the next succeeding business day, beginning on January 16, 2007. The shares of Series P Cumulative Redeemable Preferred Stock have no stated maturity, are not subject to any sinking fund or mandatory redemption and are not convertible into any other securities. Holders of shares of Series P Cumulative Redeemable Preferred Stock generally have no voting rights, except for limited rights if we fail to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other events. Except in limited circumstances to preserve our status as a real estate investment trust, we may not redeem the Series P Cumulative Redeemable Preferred Stock until August 25, 2011. On or after that date, we may, at our option, redeem the Series P Cumulative Redeemable Preferred Stock in whole or from time to time in part, for cash at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends on such Series P Cumulative Redeemable Preferred Stock to the redemption date.
     We have listed the Series P Cumulative Redeemable Preferred Stock on the New York Stock Exchange under the symbol “AMB — PrP”. Trading in the Series P Cumulative Redeemable Preferred Stock is expected to commence on September 7, 2006. For additional information concerning these securities, please refer to the exhibits attached to this report.
     We received net proceeds from this offering of approximately $47,975,000 after deducting underwriting discounts and commissions and estimated transaction expenses payable by us. We will use the net proceeds from the sale of the Series P Cumulative Redeemable Preferred Stock for general corporate purposes, which may include the acquisition or development of additional properties, the repayment of indebtedness, including inter-company indebtedness, the redemption or other repurchase of outstanding securities, capital expenditures and increasing our working capital. Pending the application of the net proceeds, we may invest the proceeds in short-term securities or temporarily reduce borrowings under revolving credit facilities.

     We have contributed the net proceeds of the offering to our operating partnership, AMB Property, L.P., and in exchange, our operating partnership issued to us 2,000,000 6.85% Series P Cumulative Redeemable Preferred Units. AMB Property, L.P. will pay us cumulative distributions on the Series P Cumulative Redeemable Preferred Units from August 25, 2006 at the rate of 6.85% per annum of the $25.00 value per unit, which is equivalent to $1.7125 per unit per year. Distributions on the Series P Cumulative Redeemable Preferred Units will be payable quarterly in arrears on the 15th day of each January, April, July and October, or, if such date is not a business day, on the next succeeding business day, beginning on January 16, 2007. The Series P Cumulative Redeemable Preferred Units have no stated maturity, are not subject to any sinking fund or mandatory redemption and are not convertible into any other securities. On or after August 25, 2011, AMB Property, L.P. may, at its option, redeem the Series P Cumulative Redeemable Preferred Units in whole or from time to time in part, for cash at a redemption price of $25.00 per unit, plus all accumulated and unpaid distributions on such Series P Cumulative Redeemable Preferred Units to the redemption date. The Twelfth Amended and Restated Agreement of Limited Partnership of AMB Property, L.P. reflects the issuance of the 6.85% Series P Cumulative Redeemable Preferred Units and is filed as an exhibit to and incorporated by reference into this report.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are filed as part of this report:

Exhibit
No.	Description
1.1	Underwriting Agreement dated August 18, 2006, by and among AMB Property Corporation, AMB Property, L.P., and A.G. Edwards & Sons, Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I thereto
4.1	Articles Supplementary establishing and fixing the rights and preferences of the 6.85% Series P Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.18 of AMB Property Corporation’s Form 8-A filed on August 24, 2006).
4.2	Form of Certificate for 6.85% Series P Cumulative Redeemable Preferred Stock of AMB Property Corporation (incorporated by reference to Exhibit 4.5 of AMB Property Corporation’s Form 8-A filed on August 24, 2006).
10.1	Twelfth Amended and Restated Agreement of Limited Partnership of AMB Property, L.P. dated as of August 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: August 30, 2006	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
1.1	Underwriting Agreement dated August 18, 2006, by and among AMB Property Corporation, AMB Property, L.P., and A.G. Edwards & Sons, Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I thereto

4.1	Articles Supplementary establishing and fixing the rights and preferences of the 6.85% Series P Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.18 of AMB Property Corporation’s Form 8-A filed on August 24, 2006).

4.2	Form of Certificate for 6.85% Series P Cumulative Redeemable Preferred Stock of AMB Property Corporation (incorporated by reference to Exhibit 4.5 of AMB Property Corporation’s Form 8-A filed on August 24, 2006).

10.1	Twelfth Amended and Restated Agreement of Limited Partnership of AMB Property, L.P. dated as of August 25, 2006.